TERMINATION AND REASSIGNMENT AGREEMENT


     THIS TERMINATION AND REASSIGNMENT AGREEMENT (this "Agreement"), dated as of March 3, 1995, is entered into by and among (i) Jefferson Smurfit Finance Corporation, a Delaware corporation (hereinafter "Finco"), (ii) Jefferson Smurfit Corporation (U.S.), a Delaware corporation (hereinafter "JSC"),
(iii) Emerald Funding Corporation, a Delaware corporation (hereinafter "Emerald"), (iv) Bankers Trust Company in its capacity as collateral agent under the Master Agreement (hereinafter the "Old Collateral Agent"), and (v) Bankers Trust Company in its capacity as collateral agent under that certain Liquidity Agreement (the "Liquidity Agreement") dated as of February 23, 1995 among JSC, Finco, the financial institutions from time to time party thereto as Banks, Bankers Trust Company, as Facility Agent, and Bankers Trust Company, as Collateral Agent (hereinafter the "Collateral Agent").

(A) WHEREAS, JSC, Finco, Emerald and the Old Collateral Agent have entered into the Existing Receivables Purchase Documents for the purposes of (i) JSC selling or contributing certain receivables to Finco pursuant to the Parent Purchase Agreement (as defined in the Master Agreement, the "Old Parent Purchase Agreement"), (ii) Finco financing the purchase of such receivables through borrowings from Emerald, (iii) Emerald issuing commercial paper notes and term notes, and borrowing under a subordinated loan, in order to finance such loans (the transactions contemplated by the Existing Receivables Purchase Documents, the "Existing Program");

(B) WHEREAS, in connection with the Existing Program, Container Corporation of America ("CCA") filed UCC-1 financing statements in various filing offices in order to perfect, protect or more fully evidence the ownership interest in receivables sold by CCA to Jefferson Smurfit Corporation pursuant to the CCA Purchase Agreement (as defined in the Master Agreement) (each such filing, a "CCA Protective Filing");

(C) WHEREAS, Jefferson Smurfit Corporation assigned each CCA Protective Filing to Finco, Finco assigned each CCA Protective Filing to Emerald, Emerald assigned each protective Filing to the Old Collateral Agent, and the CCA Protective Filings name the Old Collateral Agent as assignee;

(D) WHEREAS, pursuant to Section 10.5 of the Master Agreement, Jefferson Smurfit Corporation and CCA filed UCC-1 financing statements in various filing offices in order to perfect, protect or more fully evidence Finco's ownership interest of Pool Receivables (as defined in the Master Agreement) and/or the lien of the Old Collateral Agent in the Collateral (as defined in the Master Agreement) (each such filing, a "Protective Filing");

(E) WHEREAS, Finco assigned each Protective Filing in which it is named as "secured party" to Emerald, Emerald assigned each such Protective Filing to the Old Collateral Agent, and the CCA
Protective Filings name the Old Collateral Agent as assignee;

(F) WHEREAS, Jefferson Smurfit Corporations and CCA have filed UCC-1 financing statements in various filing offices in order to preserve, protect or more fully evidence the Old Collateral Agent's security interest in the Collateral (as defined in the Master Agreement) (each such filing, a "Collateral Agent Protective Filing");

(G) WHEREAS, pursuant to Section 2.1(c) of the Collateral Security Agreement (as defined in the Master Agreement), Finco granted a security interest in the Purchaser Collateral (as defined in the Collateral Security Agreement (as defined in the Master
Agreement)) to the Old Collateral Agent to secure the obligations of Finco to Emerald (such security interest, the "Finco Security Interest"), and has filed UCC-1 financing statements in various filing offices in order to perfect the Finco Security Interest (each such filing, a "Finco Perfection Filing");

(H) WHEREAS, pursuant to Section 2.1(d) of the Collateral Security Agreement (as defined in the Master Agreement), Emerald granted a security interest in the Issuer Collateral (as defined in the Collateral Security Agreement) to the Old Collateral Agent to secure the Secured Obligations (as defined in the Master Agreement) (such security interest, the "Emerald Security Interest"), and has filed UCC-1 financing statements in various filing offices in order to perfect the Emerald Security Interest (each such filing, an "Emerald Perfection Filing");

(I) WHEREAS, JSC and Finco have entered into the Receivables Sale Agreement, pursuant to which all receivables transferred by JSC or its predecessors to Finco under the Old Parent Purchase Agreement will be deemed to have been transferred to Finco under the Receivables Sale Agreement;

(J) WHEREAS, Finco will, not later than 10:00 A.M. (New York City time) on March 3, 1995, (i) pay to Emerald, or to the Old Collateral Agent on behalf of Finco, all amounts then owing to Emerald under the Purchaser Loans and all other amounts then owing to Emerald under the Purchaser Loan Agreement and (ii) satisfy all other obligations then owing by Finco to Emerald;

(K) WHEREAS, Emerald has no outstanding Commercial Paper (as defined in the Master Agreement, "Emerald CP") and will not issue
Emerald CP on or after March 3, 1995;

(L) WHEREAS, Emerald will, not later than 10:00 A.M. (New York City time) on March 3, 1995, either (i) pay all amounts owing to the Liquidity Banks in respect of Issuer Loans (each as defined in the Master Agreement), all other amounts owing by Emerald to the Liquidity Banks under the Liquidity Facility (as defined in the Master Agreement), and all fees and expenses payable by Emerald under the Liquidity Facility, or (ii) provide immediately available funds to the Old Collateral Agent which are adequate to pay such amounts in full and instruct the Old Collateral Agent to pay such amounts on March 3, 1995;

(M) WHEREAS, Emerald will, not later than 10:00 A.M. (New York City time) on March 3, 1995, either (i) pay all amounts owing to the Term Note Holders (as defined in the Master Agreement) in respect of the Term Notes (as defined in the Master Agreement) (including any prepayment premium payable in connection with such payment) and any other amounts payable by Emerald to the Term Note Holders under the Term Note Purchase Agreement (as defined in the Master Agreement) or the Existing Receivables Purchase Documents, or (ii) provide immediately available funds to the Old Collateral Agent which are adequate to pay such amounts in full and instruct the Old Collateral Agent to pay such amounts as are payable to each Term Note Holder on March 3, 1995;

(N) WHEREAS, Emerald will, not later than 10:00 A.M. (New York City time) on March 3, 1995, either (i) pay all amounts owing to Bank Brussels Lambert in respect of the Subordinated Loan (as defined in the Master Agreement) and any other amounts payable by Emerald to Banque Brussels Lambert under the Subordinated Loan Agreement (as defined in the Master Agreement) or the other Existing Receivables Purchase Documents, or (ii) provide immediately available funds to the Old Collateral Agent which are adequate to pay such amounts on March 3, 1995;

(O) WHEREAS, Emerald will, not later than 10:00 A.M. (New York City time) on March 3, 1995, either (i) pay in full all of the Secured Obligations (as defined in the Master Agreement) (without duplication of the three preceding recitals), or (ii) provide immediately available funds to the Old Collateral Agent which are adequate to pay such other Secured Obligations in full;

(P) WHEREAS, Finco, the Collateral Agent, Bankers Trust Company in its capacity as Facility Agent, and the financial institutions thereto as Banks, have executed the Liquidity Agreement, pursuant to which Finco has granted to the Collateral Agent a security interest in the Collateral, to secure payment of the Obligations;

(Q)  WHEREAS, Finco and JSC have entered into the Facility
Documents for the purpose of permitting Finco to issue commercial paper notes, borrowing under the Term Loan, and borrowing under the Liquidity Agreement;

(R) WHEREAS, the parties hereto intend that, after giving effect to the transactions contemplated by this Agreement, neither the Old Collateral Agent nor Emerald shall hold any security interest in any property of JSC or Finco; and

(S) WHEREAS, the parties hereto intend that, after giving effect to the transactions contemplated by this Agreement, that neither the Old Collateral Agent nor Emerald shall be named as "secured party" on any UCC financing statement that relates to such any such property;

     NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Certain Definitions. For all purposes of this Agreement, except as otherwise specifically provided herein, capitalized terms used in this Agreement without definition (including its preamble and recitals) shall have the meanings ascribed to such terms in Annex I to the Liquidity Agreement.

     SECTION 2. Other Terms. Unless the context indicates otherwise: (a) otherwise undefined terms used in this Agreement have the meanings provided for by the UCC to the extent the same are used or defined therein; (b) the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Agreement as a whole, including the exhibits and schedules hereto, as the same may from time to time be amended or supplemented and not to any particular section, subsection, or clause contained in this Agreement; (c) the word "including" means "including without limitation," and other forms of the verb "to include" have correlative meanings; (d) any reference to a Person includes reference to that Person's successors and assigns; and (e) whenever appropriate, in the context, terms used herein in the singular also include the plural, and vice versa.

     SECTION 3.  Release of Finco Collateral.  The Old Collateral
Agent is hereby directed to and shall do the following :

          (i) release the Purchaser Collateral from the lien of the Finco Security Interest effective as at such time on March 3, 1995 as Finco shall have given irrevocable instructions to make wire transfers from the Closing Account in respect of the matters referred to on the Flow of Funds Memorandum as items [7, 8 and 9] (the "Effective Time"), and hereby waives any requirement of Article VII of the Collateral Security Agreement to such release;

          (ii) convey to Finco the Purchaser Collateral, to the extent that the Old Collateral Agent is the legal owner thereof (rather than the holder of a security interest therein), effective as of the Effective Time;

          (iii) at Finco's request, notify such Persons as Finco shall designate that the Finco Security Interest has been released; and

          (iv) execute and deliver to Finco, upon Finco's request, such UCC termination statements as may be necessary to terminate any UCC financing statement which was filed to perfect the Finco Security Interest.

     SECTION 4. Release of Emerald Collateral. The Old Collateral Agent is hereby directed to and shall do the following:

          (i) releases the Issuer Collateral from the lien of the Emerald Security Interest effective as of the Effective Time, and waives any requirement of Article VII of the Collateral
     Security Agreement to such release;

          (ii) conveys to Emerald the Issuer Collateral, to the extent that the Old Collateral Agent is the legal owner thereof (rather than the holder of a security interest therein), effective as of the Effective Time;

          (iii) agrees, at Emerald's request, to notify such Persons as Emerald shall designate that the Emerald Security
     Interest has been released; and

          (iv) agrees to execute and deliver to Finco, upon Emerald's request, such UCC termination statements as may be necessary to terminate any UCC financing statement which was filed to perfect the Emerald Security Interest.

     SECTION 5.  Protective Filings.  The Old Collateral Agent:

          (i) assigns to Finco, effective as of the Effective Time, each Protective Filing and CCA Protective Filing in respect of which the Old Collateral Agent is the assignee of the secured party, and waives any requirement of Article VII of the Collateral Security Agreement to such assignment;

          (ii) agrees to execute and deliver to Finco, at Finco's request, such UCC amendments and assignments of the Protective Filings and the CCA Protective Filings referred to in clause
     (i) as are prepared by Finco and may be necessary to evidence the assignment thereof to Finco;

          (iii) terminates, effective as of the Effective Time, each Collateral Agent Protective Filing in which the Old Collateral Agent is named as the "secured party", and waives any requirement of Article VII of the Collateral Security Agreement to such termination; and

          (iv) agrees to execute and deliver to Finco such UCC termination statements as are prepared by Finco and may be necessary to terminate the Collateral Agent Protective Filings referred to in clause (iii).

     SECTION 6.  Release of Liens by Emerald. Emerald:

          (i) hereby releases any security interest granted or assigned to it by Finco, JSC or CCA pursuant to or in connection with any of the Existing Receivables Purchase
     Document (any such security interest, an "Emerald II Security Interest"), effective as of the Effective Time;

          (ii) conveys to Finco (or, if JSC or CCA is the debtor under any Emerald Security Interest, JSC), to the extent that Emerald is the legal owner thereof, any property which is held by Emerald pursuant to any Emerald II Security Interest;

          (iii) agrees, at Finco's request, to notify such Persons as Finco or JSC shall designate that any Emerald II Security Interest has been released;

          (iv) agrees to execute and deliver to Finco, upon Finco's or JSC's request, such UCC termination statements as may be necessary to terminate any UCC financing statement which was filed to perfect any Emerald II Security Interest;

          (v) terminates, effective as of the Effective Time, each Protective Filing and each CCA Protective Filing in which
     Emerald is named as the "secured party" or is the assignee of the secured party; and

          (vi) agrees to execute and deliver to Finco such UCC termination statements as may be necessary to terminate the Protective Filings and CCA Protective Filing referred to in clause (v).

     SECTION 7. Reduction of Commitments. Notwithstanding any provision of the Liquidity Facility or any other Existing Receivables Purchase Document to the contrary, Emerald reduces the Commitment of each Liquidity Bank and the Aggregate Liquidity Commitment (each as defined in the Liquidity Facility) to zero, effective as of the Effective Time.

     SECTION 8.  Establishment of Closing Account; Closing
Procedures.  Notwithstanding any provision of the Liquidity
Facility or any other Existing Receivables Purchase Documents to the contrary, Emerald and the Old Collateral Agent acknowledge and consent to:

          (i) the establishment of a segregated trust account by Finco and designated the "Closing Account" into which the account balances of the Existing Receivables Purchase Accounts (whether owned by Finco or by Emerald) shall be consolidated prior to the termination of the Existing Receivables Purchase Documents; and

          (ii) the application of proceeds from transactions occurring on the Effective Date, as contemplated by this Agreement and the Facility Documents, in accordance with the Flow of Funds Memorandum attached hereto as Exhibit A.

          (iii) the Old Collateral Agent shall have no obligation to advance funds hereunder.

     SECTION 9. Instructions to Cease Issuing Commercial Paper. Emerald instructs Bankers Trust Company, as depository under the Depositary Agreement (as defined in the Master Agreement) to stop issuing Emerald CP effective as of the opening of business on March 3, 1995 and Bankers Trust Company, by consenting to this Agreement in such capacity, acknowledges receipt of such instruction.

     SECTION 10.  Termination of Agreements.

     (a) Notwithstanding anything to the contrary contained in the Old Parent Purchase Agreement or the other Existing Receivables Purchase Documents, the Old Parent Purchase Agreement (except such terms thereof which expressly survive termination) shall terminate effective as of the Effective Time.

     (b) Notwithstanding anything to the contrary contained in the Depositary Agreement (as defined in the Master Agreement) or the other Existing Receivables Purchase Documents, the obligations of JSC as Servicer under the Depositary Agreement (except such obligations of JSC which expressly survive termination) shall terminate effective as of the Effective Time.

     (c) Notwithstanding anything to the contrary contained in the Collateral Security Agreement or the other Existing Receivables Purchase Documents, the obligations of Finco as Grantor under the Collateral Security Agreement (except such obligations of JSC which expressly survive termination) shall terminate effective as of the Effective Time.

     (d) Notwithstanding anything to the contrary contained in the Master Agreement or the other Existing Receivables Purchase
Documents, the obligations of JSC as Servicer (except such obligations of JSC which expressly survive termination) under the Master Agreement shall terminate effective as of the Effective
Time.

     (e) Notwithstanding anything to the contrary contained in the Financial Services Agreement or the other Existing Receivables Purchase Documents, the obligations of JSC under the Financial Services Agreement, and under any other agreement pursuant to which JSC agrees to provide services to Emerald (except such obligations of JSC which expressly survive termination), shall terminate effective as of the Effective Time.

     (f) Notwithstanding anything to the contrary contained in the Allocation Agreement or the other Existing Receivables Purchase
Documents, the Allocation Agreement shall terminate effective as of the Effective Time.

     (g) Notwithstanding anything to the contrary contained in any Existing Receivables Purchase Documents to the contrary, the obligations of Finco under each Existing Receivables Purchase Document (except such obligations of Finco which expressly survive termination) shall terminate upon the payment by Finco to Emerald, or to the Old Collateral Agent on behalf of Finco, all amounts then owing to Emerald under the Purchaser Loans and all other amounts then owing to Emerald under the Purchaser Loan Agreement and (ii) satisfy all other obligations then owing by Finco to Emerald.

     SECTION 11.  Payment Instructions.

          Emerald hereby instructs the Collateral Agent to pay from the Closing Account, not later than 10:00 A.M. on March 3, 1995, the amounts referred to in recitals (L), (M), (N) and (O) to the parties named in such recitals entitled thereto, as more particularly set forth in the Flow of Funds Memorandum, and to make the other payments from the Closing Account referred to in the Flow of Funds Memorandum.

     SECTION 12.  GOVERNING LAW.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, BUT
WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

     SECTION 13.  Payment of Obligation.

          (a) Effective as of the close of business on March 2, 1995, JSC will no longer sell or contribute receivables to Finco pursuant to the Old Parent Purchase Agreement, but will sell and contribute Receivables to Finco pursuant to the Receivables Sale Agreement.

          (b) Effective as of the close of business on March 2, 1995, Emerald will no longer make Purchaser Loans to Finco under the Purchaser Loan Agreement (each as defined in the Master
Agreement);

     SECTION 14.  Successors; Counterparts.

          (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors; provided, however, that no assignment by any party shall be effective without the prior written consent of the other party hereto and the Facility Agent.

          (b) This Agreement may be executed in several counterparts, each of which shall be deemed an original hereof.

     SECTION 15.  Captions.

          The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.


           [Balance of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                         JEFFERSON SMURFIT CORPORATION (U.S.)

                         By:  ___________________________
                         Name:
                         Title:


                         JEFFERSON SMURFIT FINANCE CORPORATION

                         By:  ___________________________
                         Name:
                         Title:


                         EMERALD FUNDING CORPORATION

                         By:  ___________________________
                         Name:
                         Title:


                         BANKERS TRUST COMPANY,
                         as Old Collateral Agent

                         By:  ___________________________
                         Name:
                         Title:


                         BANKERS TRUST COMPANY,
                         as Collateral Agent

                         By:  ___________________________
                         Name:
                         Title:

CONSENT AND WAIVER

     The undersigned acknowledge that the actions referred to in the Termination and Reassignment Agreement (the "Termination Actions") are occurring pursuant to the agreement of each of the undersigned, and are intended to facilitate the termination of Emerald Funding Corporation's commercial paper program and to permit Jefferson Smurfit Finance Corporation to commence the direct issuance of commercial paper. By its execution of this Consent and Waiver, each of the undersigned (each, a "Consent Party"), on behalf of itself, its successors and assigns:

          (i) consents to (A) each Termination Action, (B) the execution and delivery of the Termination and Reassignment Agreement and each Facility Document, the consummation of the transactions under the Termination and Reassignment Agreement and any Facility Document, and the performance under or compliance with the Termination and Reassignment Agreement and any Facility Document by any party thereto, and (C) any further actions which may be necessary to effectuate the purposes of the foregoing, in each case notwithstanding anything to the contrary contained in any Facility Document or in any Existing Receivables Purchase Document; and

          (ii) waives any provision contained in any Existing
     Receivables Purchase Document to which such Consent Party is a party, an assignee or a beneficiary, or any Facility
     Document, which requires

               (a) the giving of consent by, or notice to, such Consent Party with respect to any action referred to in clause (i) above, or

               (b) the satisfaction of any condition precedent to any action referred to in clause (i) above, including the giving of notices or consents; and

          (iii) waives any violation with, conflict with, breach or default under, or potential breach or default under, any Existing Receivables Purchase Document to which such Consent Party is a party, an assignee or a beneficiary, or a Facility Document, which arises from any action referred to in clause
     (i) above.

     Capitalized terms used in this Consent and Waiver shall have the meaning ascribed thereto in Annex I to the Liquidity Agreement dated February 23, 1995.

     DATED as of this 3rd day of March, 1995.



                         JEFFERSON SMURFIT CORPORATION (U.S.)

                         By:  ___________________________
                         Name:
                         Title:


                         JEFFERSON SMURFIT FINANCE CORPORATION

                         By:  ___________________________
                         Name:
                         Title:


                         EMERALD FUNDING CORPORATION

                         By:  ___________________________
                         Name:
                         Title:


                         BANKERS TRUST COMPANY,
                         as Collateral Agent,
                         as Depositary

                         By:  ___________________________
                         Name:
                         Title:

                         BANKERS TRUST COMPANY, as Facility Agent

                         By:  ___________________________
                         Name:
                         Title:

                         BANKERS TRUST COMPANY,
                         as Collateral Agent and as Depositary
                         under the Existing Receivables Purchase
                         Documents and in its individual capacity

                         By:  ___________________________
                         Name:
                         Title:

                         DRESDNER BANK, A.G.,
                         as Administrative Agent under the
                         Existing Receivables Purchase Documents

                         By:  ___________________________
                         Name:
                         Title:


                         BANK BRUSSELS LAMBERT, NEW YORK BRANCH
                         as Subordinated Lender under the Existing
                         Receivables Purchase Documents and as
                         Term Bank

                         By:  ___________________________
                         Name:
                         Title:


                            Exhibit A

                    Flow of Funds Memorandum


                           [To Follow]